UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Pathway Energy Infrastructure Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
September 15, 2017
Dear Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders, or the Special Meeting, of Pathway Energy Infrastructure Fund, Inc., a Maryland corporation (the “Company”), to be held on Wednesday, October 25, at 9:00 AM, Eastern Time, at 10 East 40th Street, 44th Floor, New York, New York 10016.
The notice of Special Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting. At the Special Meeting, the stockholders of the Company will be asked to vote on several proposals described further in the accompanying notice of special meeting and proxy statement.
It is important that you be represented at the Special Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Special Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the Special Meeting, you may revoke your proxy prior to its exercise and vote in person at the Special Meeting. Your vote is very important to us. I urge you to submit your proxy as soon as possible. If you have any questions about the proposal to be voted on, please call AST Fund Solutions, LLC, the proxy solicitor, at (800) 755-3105.
Further, from time to time the Company may repurchase a portion of its common shares and are notifying you of such intention as required by applicable securities law.

Sincerely yours,
M. Grier Eliasek
Chief Executive Officer

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 25, 2017

To the Stockholders of Pathway Energy Infrastructure Fund, Inc.:

A Special Meeting of Stockholders, or the Special Meeting, of Pathway Energy Infrastructure Fund, Inc. (“Pathway” or the “Company”), a Maryland corporation, will be held at 10 East 40th Street, 44th Floor, New York, New York 10016, on Wednesday, October 25, 2017, at 9:00 AM, Eastern Time, for the following purposes:

•	To approve the adoption of a fundamental policy for the Company to conduct periodic repurchases of its outstanding shares of common stock;

•
To approve the adoption of a fundamental policy to allow the Company to make loans to the fullest extent permitted by applicable law, including the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules or regulations thereunder;

•	To approve a change to the Company’s industry concentration policy;

•	To approve an amendment to the Company’s charter (the “Charter”) to authorize the Company to issue multiple classes of common stock and redesignate outstanding shares in such new classes;

•	To approve an amendment to the Charter to declassify the Board of Directors and provide for directors to serve for indefinite terms;

•	To approve the adoption of a shareholder servicing plan and the fees to be paid thereunder;

•	To elect individuals as directors for indefinite terms; and

•	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.

You have the right to receive notice of and to vote at the Special Meeting if you were a stockholder of record of the Company’s outstanding common stock at the close of business on September 14, 2017. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Special Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the combined proxy statement and on the enclosed proxy card(s). If you attend the Special Meeting, you may revoke your proxy prior to its exercise and vote in person at the Special Meeting. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time the Special Meeting is convened, the Special Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Company.

If you have any questions about the proposals to be voted on, please call AST Fund Solutions, LLC, our proxy solicitor, at (800) 755-3105.

By Order of the Board of Directors,
New York, New York September 15, 2017	Brian H. Oswald Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

This is an important meeting. To ensure proper representation at the Special Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-prepaid envelope, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Special Meeting, you still may attend the Special Meeting, revoke your proxy, and vote your shares in person.

TABLE OF CONTENTS

Purpose of Special Meeting	2
Quorum Required	2
Information Regarding This Solicitation	4
Investment Advisor and Administrator	5
Security Ownership of Certain Beneficial Owners and Management	5
Proposal 1: Approval of Fundamental Policy to Conduct Share Repurchases	7
Proposal 2: Approval of Fundamental Policy to Make Loans	10
Proposal 3: Change to Industry Concentration Policy	11
Proposal 4: Approval of First Charter Amendment	13
Proposal 5: Approval of Charter Amendment	17
Proposal 6: Approval of Shareholder Servicing Plan	20
Proposal 7: Election of Directors	21
Proposal 8: Adjournment of the Special Meeting to Solicit Additional Proxies	31
Additional Information	31
Financial Statements and Other Information	34
Householding of Proxy Materials	34
Other Business	34

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
PROXY STATEMENT

Special Meeting of Stockholders

This proxy statement, is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Pathway Energy Infrastructure Fund, Inc. (“Pathway” or the “Company”), a Maryland corporation, for use at a Special Meeting of Stockholders, or the Special Meeting, to be held on Wednesday, October 25, 2017, at 9:00 AM, Eastern Time, at 10 East 40th Street, 44th Floor, New York, New York 10016, and at any postponements, adjournments or delays thereof.
The Board has fixed the close of business on September 14, 2017 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, 641,928 shares of Pathway’s common stock were issued and outstanding. Each share of the common stock (regardless of share class) is entitled to one vote.
This proxy statement and the accompanying proxy cards are first being sent to stockholders on or about September 18, 2017.
Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of the Company’s stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result, it is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Special Meeting. The presence at the Special Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the Special Meeting for the Company will constitute a quorum for the transaction of business for the Company. If a quorum is not met by the Company, then we will be required to adjourn the Special Meeting and incur additional expenses to continue to solicit additional votes.
We have engaged AST Fund Solutions, LLC as the proxy solicitor, who may call you and ask you to vote your shares. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to the proxy tabulation firm.
We encourage you to vote, either by voting in person at the Special Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Special Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors and FOR each other proposal listed in the Notice of the Special Meeting.
If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Special Meeting. Any stockholder of record attending the Special Meeting may vote in person whether or not he or she has previously authorized a proxy.
If your shares are held for your account by a broker, trustee, bank or other institution or nominee, you may vote such shares at the Special Meeting only if you obtain proper written authority from your institution or nominee and present it at the Special Meeting. Please bring with you a legal proxy or letter from the broker, trustee, bank or other institution or nominee confirming your beneficial ownership of the shares as of the Record Date. No stockholders of the Company have any dissenters’ or appraisal rights in connection with any of the proposals described herein.
If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.

For information on how to obtain directions to attend the Special Meeting in person, please contact AST Fund Solutions, LLC, the proxy solicitor, at (800) 755-3105.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON OCTOBER 25, 2017

The following materials relating to this proxy statement, as applicable, are available at www.pathway-energyfund.com/proxymaterials:

•	this proxy statement; and

•	the accompanying Notice of Special Meeting.
Purpose of Special Meeting
The Special Meeting has been called for the following purposes:

•	To approve the adoption of a fundamental policy for the Company to conduct periodic repurchases of its outstanding shares of common stock;

•
To approve the adoption of a fundamental policy to allow the Company to make loans to the fullest extent permitted by applicable law, including the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules or regulations thereunder;

•	To approve a change to the Company’s industry concentration policy;

•	To approve an amendment to the Company’s charter (the “Charter”) to authorize the Company to issue multiple classes of common stock and redesignate outstanding shares in such new classes;

•	To approve an amendment to the Charter to declassify the Board of Directors and provide for directors to serve for indefinite terms;

•	To approve the adoption of a shareholder servicing plan and the fees to be paid thereunder;

•	To elect individuals as directors for indefinite terms; and

•	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.
Quorum Required
A quorum must be present at the Special Meeting for any business to be conducted at the Special Meeting. The Company’s Bylaws provide that the presence at the Special Meeting, in person or by proxy, of the holders of shares of the Company’s outstanding common stock, without regard to class, entitled to cast a majority of the votes entitled to be cast with respect thereto as of the Record Date will constitute a quorum, except with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.
Shares that are present at the Special Meeting but then abstain will be treated as present for purposes of establishing a quorum. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares not present for quorum purposes.
If a quorum is not present at the Special Meeting or if there are not sufficient votes to approve a proposal, the chairman of the Special Meeting or, if a stockholder vote is called, the stockholders of the Company who are present at the Special Meeting, may adjourn the Special Meeting from time to time to permit further solicitation of proxies.

Votes Required
The following table sets forth each proposal before the Special Meeting and the votes required in order for each proposal to pass. The Company’s three share classes vote together as one group. The approval of each of Proposals 1 through 6 set forth herein is conditioned upon the approval of Proposals 1 through 6.

Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions, Votes Withheld and Broker Non-Votes
Proposal 1 - To approve the adoption of a fundamental policy for the Company to conduct periodic repurchases of its outstanding shares of common stock
Affirmative vote of: (i) a majority of outstanding shares of common stock entitled to vote at the Special Meeting; and (ii) a majority of the outstanding shares of common stock entitled to vote at the Special Meeting which are not held by affiliated persons of the Company. Under the 1940 Act, a majority of outstanding voting shares of common stock is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares of common stock.
		No	Votes withheld and broker non-votes will have the effect of a vote against this proposal.
Proposal 2 - To approve the adoption of a fundamental policy to allow the Company to make loans to the fullest extent permitted by applicable law, including the 1940 Act
Affirmative vote of: (i) a majority of outstanding shares of common stock entitled to vote at the Special Meeting; and (ii) a majority of the outstanding shares of common stock entitled to vote at the Special Meeting which are not held by affiliated persons of the Company. Under the 1940 Act, a majority of outstanding voting shares of common stock is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares of common stock.
		No	Votes withheld and broker non-votes will have the effect of a vote against this proposal.
Proposal 3 - To approve a change to the Company’s industry concentration policy
Affirmative vote of: (i) a majority of outstanding shares of common stock entitled to vote at the Special Meeting; and (ii) a majority of the outstanding shares of common stock entitled to vote at the Special Meeting which are not held by affiliated persons of the Company. Under the 1940 Act, a majority of outstanding voting shares of common stock is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares of common stock.
		No	Votes withheld and broker non-votes will have the effect of a vote against this proposal.

Proposal 4 - To approve a Charter Amendment to authorize the Company to issue new classes of common stock and redesignate outstanding shares in such new classes	Affirmative vote of the holders of a majority of shares outstanding and entitled to vote on the proposal	No	Votes withheld and broker non-votes will have the effect of a vote against this proposal.
Proposal 5 - To approve a Charter Amendment to declassify the Board of Directors and provide for directors to serve for indefinite terms	Affirmative vote of the holders of a majority of the shares outstanding and entitled to vote on the proposal	No	Votes withheld and broker non-votes will have the effect of a vote against this proposal.
Proposal 6 - To approve the adoption of a Shareholder Servicing Plan and the fees to be paid thereunder
Affirmative vote of: (i) a majority of outstanding shares of common stock entitled to vote at the Special Meeting; and (ii) a majority of the outstanding shares of common stock entitled to vote at the Special Meeting which are not held by affiliated persons of the Company. Under the 1940 Act, a majority of outstanding voting shares of common stock is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares of common stock.
		No	Votes withheld and broker non-votes will have the effect of a vote against this proposal.
Proposal 7 - To elect M. Grier Eliasek, Frank Muller, Andrew C. Cooper, William J. Gremp and Eugene S. Stark as directors of the Company, each to serve an indefinite term or until their successors are duly elected and qualify
	Affirmative vote of the holders of a majority of the shares outstanding and entitled to vote on the election of directors	Yes	Votes withheld and broker non-votes will have no effect on the result of the vote.
Proposal 8 - To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.	Affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal	No	Votes withheld and broker non-votes will have no effect on the result of the vote.
Information Regarding This Solicitation
The Company will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Special Meeting of Stockholders and the proxy cards. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors or officers of the Company and officers or employees of Pathway Energy Infrastructure Management, LLC (“PEIM”, the “Adviser”), Prospect Capital Management L.P. (“PCM”), a 50% owner of the Company’s investment adviser, Stratera Holdings, LLC and its affiliates (“Stratera”), a 50% owner of the Company’s investment adviser, or Prospect Administration LLC (“Prospect Administration”), the Company’s administrator. No additional compensation will be paid to directors, officers or employees for such services.

The Company has also retained AST Fund Solutions, LLC to assist in the solicitation of proxies for a fee of approximately $7,200 plus out-of-pocket expenses.
Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on the proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.
Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the proxy tabulator.
Investment Adviser and Administrator
PEIM serves as Pathway’s investment adviser, and Prospect Administration serves as the Company’s administrator. PEIM and Prospect Administration are located at 10 East 40th Street, 42nd Floor, New York, New York 10016.
Security Ownership of Certain Beneficial Owners and Management
The Company’s directors are divided into two groups - interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
The following table sets forth, as of September 15, 2017, certain ownership information with respect to the Company’s common stock for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of the Company’s outstanding common stock and the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, and the executive officers and directors as a group.
Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of a Fund’s shares of common stock is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the “Commission”) and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.
Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Company’s common stock he or she beneficially owns and has the same address as the Company. The Company’s address is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Outstanding(2)
5% or more holders
Stratera Holdings LLC 14675 Dallas Parkway, Suite 600 Addison, TX 75254	35,870	5.6%
Interested Directors
M. Grier Eliasek(3)	—	—
Robert S. Aisner(4)	5,538	*
Independent Directors
Andrew C. Cooper	—	—
William J. Gremp	—	—
Eugene S. Stark	—	—
Executive Officers
Brian H. Oswald	—	—
Michael D. Cohen(5)	4,354	*
Executive officers and directors as a group	9,892	*
_______________________________

*	Represents less than one percent.

(1)	The business address of each director and executive officer of the Company is c/o Pathway Energy Infrastructure Fund, Inc., as applicable, 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	Based on a total of 641,928 shares of Pathway’s common stock issued and outstanding as of September 15, 2017.

(3)	Mr. Eliasek also serves as the Chief Executive Officer and President of the Company.

(4)	A portion of these shares are held by family trusts; Mr. Aisner disclaims beneficial ownership of such shares.

(5)
Represents the portion of the shares beneficially owned by Stratera Holdings, LLC in which Mr. Cohen has a pecuniary interest as a member of Stratera Holdings, LLC. In addition, a portion of these shares are reported because they are held by a trust in which Mr. Cohen’s spouse is a co-trustee, and Mr. Cohen disclaims ownership of such shares.

The following table sets forth the dollar range of equity securities beneficially owned by each director and each nominee for election as a director of the Company and equity securities beneficially owned by each director and each nominee for election as a director within the same family of investment companies as of September 15, 2017. Information as to beneficial ownership is based on information furnished to the Company by the directors and on information provided to other investment companies deemed to be part of the same “family of investment companies” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Pathway(1)(2)	Dollar Range of Equity Securities in Priority Income Fund, Inc.(1)(2)	Dollar Range of Equity Securities in Prospect Capital Corporation(1)(2)
Interested Directors
M. Grier Eliasek	None	None	Over $100,000
Robert S. Aisner	$50,000-$100,000	None	None
Independent Directors
Andrew C. Cooper	None	None	None
William J. Gremp	None	None	$50,000-$100,000
Eugene S. Stark	None	None	Over $100,000
_______________________________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, which requires pecuniary interest.

(2)	The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

PROPOSAL 1: APPROVAL OF FUNDAMENTAL POLICY TO CONDUCT SHARE REPURCHASES
On July 26, 2017, the Board unanimously deemed it advisable and in the best interests of the Company to convert the Company to an interval fund. An interval fund is a closed-end management investment company that has adopted a fundamental policy to conduct periodic repurchases of its outstanding shares of common stock pursuant to Rule 23c-3 of the Investment Company Act of 1940. Rule 23c-3 requires that any change to such a fundamental policy be adopted by a majority of the stockholders of such investment company. Therefore, the Board is seeking your approval to adopt a fundamental policy to conduct periodic repurchases of the Company’s common stock as described below (the “Fundamental Policy”).
Background and Reasons
The Board recommends a vote FOR the proposal to approve the adoption of the Fundamental Policy because such repurchase offers will ensure greater and more consistent liquidity for the Company’s stockholders. As described in greater detail below, upon adopting the Fundamental Policy, the Company will be required to conduct quarterly repurchase offers unless limited exceptions apply. Although the Company currently conducts voluntary share repurchases pursuant to the tender offer process, adopting the Fundamental Policy will allow the Company to take advantage of the more efficient and less costly repurchase offer process pursuant to Rule 23c-3. Stockholders will benefit from the lower cost burden on the Company and assurance that repurchases are conducted in each calendar quarter.
Pursuant to the Fundamental Policy, the Company intends to offer to make one repurchase offer of no less than 5% and no more than 25% of its shares outstanding in each calendar quarter of each year at a price equal to the net asset value per share (“NAV”). Such repurchases are referred to as “Mandatory Repurchases” because the Company is required to conduct the repurchase offer unless certain limited circumstances occur. There is no guarantee that stockholders will be able to sell all of the shares they desire in a Mandatory Repurchase offer because stockholders, in total, may wish to sell more than the percentage of the Company’s shares being repurchased. The Company intends to maintain liquid securities, cash or access to a bank line of credit in amounts sufficient to meet the quarterly redemption offer requirements.
If the Fundamental Policy is adopted, the offer to repurchase shares will be a fundamental policy that may not be changed without the vote of the holders of a majority of the Company’s outstanding voting securities (as defined in the 1940 Act). Stockholders will be notified in writing of each Mandatory Repurchase and the date the repurchase offer ends (the “Mandatory Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Mandatory Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Mandatory Repurchase Pricing Date”).
Stockholders will be notified in writing about each Mandatory Repurchase offer and how they may request that the Company repurchase their shares and the Mandatory Repurchase Request Deadline, which is the date the repurchase offer ends. Shares tendered for repurchase by stockholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to stockholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the stockholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Mandatory Repurchase Pricing Date. The Board of Directors may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Mandatory Repurchase Offer Amount
The Board, in its sole discretion, will determine the number of shares that the Company will offer to repurchase (the “Mandatory Repurchase Offer Amount”) for a given the Mandatory Repurchase Request Deadline. The Mandatory Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Mandatory Repurchase Request Deadline. However, investors should not rely on Mandatory Repurchases being made in amounts in excess of 5% of the total number of shares outstanding. If stockholders tender for repurchase more than the Mandatory Repurchase Offer Amount for a given Mandatory Repurchase, the Company will repurchase the shares on a pro rata basis. However, the Company may accept all shares tendered for Mandatory Repurchase by stockholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Company will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the stockholder’s obligation to both notify and provide the Company supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.
Notice to Stockholders
Approximately 30 days (but no less than 21 days and more than 42 days) before each Mandatory Repurchase Request Deadline, the Company shall send to each stockholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Stockholder Notification”). The Stockholder Notification will contain information stockholders should consider in deciding whether or not to tender their shares for Mandatory Repurchase. The notice also will include detailed instructions on how to tender shares for the Mandatory Repurchase, state the Mandatory Repurchase Offer Amount and identify the dates of the Mandatory Repurchase Request Deadline, the scheduled Mandatory Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Mandatory Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how stockholders may ascertain the NAV after the notification date.
Repurchase Price
The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Mandatory Repurchase Pricing Date. You may call 888-655-3650 to learn the NAV each of the five days before the Mandatory Repurchase Pricing Date. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the Mandatory Repurchase.
Repurchase Amounts and Payment of Proceeds
Shares tendered for Mandatory Repurchase by stockholders prior to any Mandatory Repurchase Request Deadline will be repurchased subject to the aggregate Mandatory Repurchase Offer Amount established for that Mandatory Repurchase Request Deadline. Payment pursuant to the Mandatory Repurchase will be made by check to the stockholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Mandatory Repurchase Pricing Date. The Board of Directors may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.
If stockholders tender for repurchase more than the Mandatory Repurchase Offer Amount for a given Mandatory Repurchase, the Company may, but is not required to, repurchase an additional amount of shares not to exceed 2.0% of the outstanding shares of the Company on the Mandatory Repurchase Request Deadline. If the Company determines not to repurchase more than the Repurchase Offer Amount, or if stockholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.0% of the outstanding shares on the Mandatory Repurchase Request Deadline, the Company will repurchase the shares on a pro rata basis. However, the Company may accept all shares tendered for repurchase by stockholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Company will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan.

Suspension or Postponement of Mandatory Repurchase
The Company may suspend or postpone a Mandatory Repurchase pursuant to a vote by a majority of the Company’s directors, including a majority of its independent directors, and only: (a) if making or effecting the Mandatory Repurchase would cause the Company to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Company are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Company of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Company fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of stockholders of the Company. If a Mandatory Repurchase is suspended or postponed, the Company will provide notice to its stockholders of such suspension or postponement. If the Company renews the Mandatory Repurchase, the Company will send a new notification to its stockholders in compliance with Rule 23c-3.
Liquidity Requirements
The Company must maintain liquid assets equal to the Mandatory Repurchase Offer Amount from the time that the notice is sent to stockholders until the Mandatory Repurchase Pricing Date. The Company will ensure that a percentage of its net assets equal to at least 100% of the Mandatory Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Company has valued the investment within the time period between the Mandatory Repurchase Request Deadline and the Mandatory Repurchase Payment Deadline. The Board of Directors will adopt procedures that are reasonably designed to ensure that the Company’s assets are sufficiently liquid so that the Company can comply with the Mandatory Repurchase and the liquidity requirements described in the previous paragraph. If, at any time, the Company falls out of compliance with these liquidity requirements, the Board of Directors will take whatever action it deems appropriate to ensure compliance.
Risks Related to the Approval of Proposal 1
Mandatory Repurchases will typically be funded from available cash or access to a bank line of credit in amounts sufficient to meet the quarterly redemption offer requirements. Payment for repurchased shares, however, may require the Company to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Company’s portfolio turnover and potentially causing the Company to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Company borrows to finance repurchases, interest on that borrowing will negatively affect stockholders who do not tender their shares in a Mandatory Repurchase by increasing the Company’s expenses and reducing any net investment income. To the extent the Company finances repurchase amounts by selling Company investments, the Company may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund Mandatory Repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Company’s NAV. In addition, the Company may sell portfolio securities at an inopportune time and may suffer losses or unexpected tax liabilities.
Repurchase of the Company’s shares will tend to reduce the amount of outstanding shares and, depending upon the Company’s investment performance, its net assets. A reduction in the Company’s net assets would increase the Company’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Company will be a taxable event to stockholders.
The Company is intended as a long-term investment. The Mandatory Repurchase will be the only means of liquidity through which stockholders have a right to redeem their shares, subject to a limited number of extenuating circumstances. Because the Company will provide liquidity through the Mandatory Repurchases, it does not anticipate seeking to complete a liquidation event in the future. Stockholders have no rights to redeem or transfer their shares, other than limited rights of a stockholder’s descendants to redeem shares in the event of such stockholder’s death pursuant to certain conditions and restrictions. The Company’s shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Company expect a secondary market for its shares to exist in the future.

Vote Required
Approval of the Fundamental Policy requires the affirmative vote of a majority of the outstanding voting common stock. Under the 1940 Act, a majority of outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting securities.
The Board of Directors recommends a vote “FOR” Proposal 1.

PROPOSAL 2: APPROVAL OF FUNDAMENTAL POLICY TO MAKE LOANS TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, INCLUDING THE 1940 ACT
The Company is asking stockholders to approve the adoption of a fundamental policy to allow the Company to make loans to the fullest extent permitted by applicable law, including the 1940 Act (the “Fundamental Lending Policy”).
Background and Reasons

The Board recommends a vote FOR the proposal to approve the adoption of the Fundamental Lending Policy. As the Company grows, the Company believes that the ability to make certain loans will assist the Company in pursuing its investment objective to generate current income. Under the 1940 Act, the Company may only make loans if expressly permitted to do so by its investment policies, and the Company may not make loans to persons who control or are under common control with the Company. Thus, the 1940 Act effectively prohibits the Company from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Company wishes to have the flexibility to make loans to the extent permitted by the 1940 Act and its Fundamental Lending Policy and consistent with the Company’s investment objectives and strategies.

If the Fundamental Lending Policy is adopted, the Company will be able to make loans to the fullest extent permitted by applicable law, including the 1940 Act, and the Fundamental Lending Policy will not be able to be changed without the vote of the holders of a majority of the Company’s outstanding voting securities (as defined in the 1940 Act).
Risks Related to the Approval of Proposal 2
While making loans may be a source of income to the Company, as with other extensions of credit, there are risks of delay in receipt of such income or even loss of the entire amount loaned should the borrower fail financially.
Economic recessions or downturns could adversely affect companies to which the Company makes loans, leading to defaults. To the extent that the Company makes loans to smaller, less-established companies, these companies may be particularly susceptible to economic slowdowns or recessions and may be unable to repay the Company’s loans during such periods. Making loans to smaller less-established companies is speculative and carries a high degree of loss.
Vote Required
Approval of the Fundamental Lending Policy requires the affirmative vote of a majority of the outstanding voting common stock. Under the 1940 Act, a majority of outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting securities.
The Board of Directors recommends a vote “FOR” Proposal 2.

PROPOSAL 3: CHANGE TO INDUSTRY CONCENTRATION POLICY
The Company is asking stockholders to approve a change to its investment concentration policy to provide that the Company will invest more than 25% of its assets in companies conducting their principal business in industries with exposure to infrastructure assets, which the Company refers to as “Infrastructure” companies and “Infrastructure related” companies. The Company considers Infrastructure companies to include companies that derive at least 50% of their revenues, gross profit or EBITDA from the ownership, management, development, construction, maintenance, renovation, enhancement or operation of Infrastructure assets. The Company considers Infrastructure related companies to include companies that derive at least 50% of their revenues, gross profit or EBITDA from providing products or services to Infrastructure companies. The Company will primarily invest in Infrastructure companies that it believes have, or are connected to, an infrastructure, an underlying asset base or cash flow so as to enhance downside protection for its investments. Examples of Infrastructure assets include assets related to:
•transportation (e.g., airports, metro systems, maritime, shipping, pipelines, mass transit, subways, railroads, ports, highways, bridges, tunnels, toll roads);
•transportation equipment (e.g., shipping, aircraft, railcars, containers);
•defense industrial base sector (e.g., equipment, arms, facilities);
•emergency services sector (e.g., police stations, fire departments, public works departments, private security);
•electric utilities and power (e.g., development, generation, transmission, distribution);
•energy (e.g., exploration, development, production, gathering, transportation, processing, storage, refining, supply, distribution, mining, transmission, servicing, industrial products and services, energy efficiency, management, generation or marketing of energy), including renewable energies (e.g., wind, solar, hydro, geothermal);
•chemicals (e.g. manufacturing, refining, processing, transportation, storage, distribution);
•communication networks and equipment (e.g., cable, wireline, wireless, satellite, data network, data storage, software);
•water and wastewater systems (e.g. dams, pipelines, treatment plants);
•food and agriculture sector (e.g., farms, food manufacturing, processing and storage facilities);
•social infrastructure (e.g., health care facilities, government building and other public service facilities);
•financial services sector (e.g, depository institutions, providers of investment products, insurance companies, other credit and financing organizations);
•metals, industrials, materials (e.g., steel, processing, storage, manufacturing, distribution);
•real estate (e.g., offices, shopping centers, industrial buildings); and
•other resources and services (including manufacturing) related to infrastructure assets (e.g., cement, paper, staffing, logistics, environmental, software, forest product companies).
The Company’s current industry concentration policy requires it to concentrate, or invest greater than 25% of its total assets, in investments in the energy and related infrastructure and industrial sectors. Further, the Company is required pursuant to Rule 35d-1 under the 1940 Act to invest at least 80% of its total assets in securities of companies that operate primarily in energy and related infrastructure and industrial sectors. In connection with the proposed restructuring of the Company to an interval fund, the Board intends to change the Company’s investment strategy and the name of the Company to “Pathway

Capital Opportunity Fund, Inc.” The Board may change the Company’s investment strategy by providing stockholders 60 days’ notice, which it has already provided via prospectus supplement. However, the approval of a majority vote of the Company’s outstanding stockholders is required to approve a change to the Company’s industry concentration policy because the industry concentration policy is listed in the Company’s prospectus as a fundamental policy.

Background and Reasons

The Company commenced its public offering of common stock in September of 2014 with the fundamental policy to concentrate its investments in the energy and related infrastructure and industrial sectors. While Pathway is positioned to continue to pursue an investment strategy that will both exploit the attractive longer term trends influencing the energy sector and take advantage of current capital dislocation, the Company is expanding the fundamental industry policy to include all infrastructure sub-sectors, which will allow the Company to take advantage of a broader set of investment opportunities that also have attractive longer term trends and require a significant need for investment. Under the Company's broadened investment strategy, it expects to invest at least 50% of its total assets in securities of companies that support the operation, function, growth or development of a community or economy, which includes transportation, transportation equipment, electric utilities and power, energy, communication networks and equipment, water and sewage treatment, social infrastructure, and metals, industrials, materials, mining, and other resources and services (including manufacturing) related to infrastructure assets (e.g., cement, chemical, paper, forest product companies). Additionally, although the Company is party to an exemptive order issued by the Commission permitting it to co-invest with other funds managed by PEIM and its affiliates, including Prospect Capital Corporation, the Company is currently unable to participate in a majority of these opportunities because of its existing industry concentration policy. The revised industry concentration policy will allow the Company to participate in a broader set of these opportunities.

The Board has reviewed the Company’s current industry concentration policy and deemed it in the best interests of the Company to expand this policy to provide that the Company will invest more than 25% of our assets in companies conducting their principal business in industries with exposure to infrastructure assets. The Board and management believe that this revised investment concentration policy will allow the Company to take advantage of the efficiencies discussed above. In addition, the Board believes that the revised investment objective will position the Company to take advantage of a greater set of market opportunities.

Risks Related to the Approval of Proposal 3

If Proposal 3 is approved, the Company’s revised industry concentration policy will subject us to the risks associated with investing in Infrastructure companies. The revenues, income (or losses) and valuations of Infrastructure companies can fluctuate suddenly and dramatically due to a number of factors including costs associated with environmental, governmental and other regulations, high interest costs for capital construction programs, high leverage, the effects of economic slowdowns, surplus capacity, increased competition, fluctuations of commodity prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies, environmental damage, difficulty in raising capital, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. A summary of some of the principal sector specific risks is included below. The inclusion of a specific risk below with respect to a specific sector does not mean that that risk does not also apply in respect of the Company’s other investments.
Transportation. Transportation-related infrastructure assets may be adversely affected by, among other things, economic and market changes, fuel prices, labor relations, geo-political concerns and insurance costs. Transportation-related infrastructure assets and related businesses may also be subject to significant government regulation and oversight, which may adversely affect their businesses.
Electric Utilities and Power. Utility- and power-related infrastructure assets may have difficulty obtaining financing during periods of inflation or unsettled capital markets; may be subject to greater competition as a result of deregulation; face changes in climate or environmental policy; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters.

Energy. Energy-related infrastructure assets may be adversely affected by one or more of the following: the levels and volatility of global energy commodity prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition, government regulation, technological advances, risk of liability from accidents resulting in injury or loss of life or property, supply of products and services, and world events.
Renewable Energy. Renewable-energy related infrastructure assets may be adversely affected by changes in government policy relating to incentives and subsidies for renewable energy assets, technological developments (or the application thereof), unforeseen technical deficiencies with installations, and the reliance of any renewable energy project, or group of projects, on variable resources.
Communication Networks and Equipment. Infrastructure assets in the telecommunications sector may be adversely affected by increased competition, regulation by various regulatory authorities, distressed cash flows due to the need to commit substantial capital to meet increasing competition, technological advances, limited availability of franchise and licensing rights, and high barriers to market entry. Various forms of cyber-attack threaten communication networks and could severely hamper any infrastructure project dependent upon communication networks and equipment.
Public and Social Infrastructure. Public and social infrastructure assets, such as hospitals, schools, government accommodations, and other public service facilities projects, may be subject to risks that include, but are not limited to, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of such services, uncertainties concerning costs, adverse political developments, and the level of government spending on infrastructure projects.
Metals and Mining. Investments in metals and mining related infrastructure assets may be speculative and subject to greater price volatility than investments in other types of companies. The performance of assets in this sector is related to, among other things, worldwide metal prices, and extraction and production costs.
Industrial. Industrial-related infrastructure assets may be adversely affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, changes or trends in commodity prices, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these assets and their ability to repay their debts.
Required Vote
Approval of change to the Company’s industry concentration policy requires the affirmative vote of a majority of the outstanding voting securities of each class of common stock. Under the 1940 Act, a majority of outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting securities.
The Board of Directors recommends a vote “FOR” Proposal 3.
PROPOSAL NO. 4: APPROVAL OF FIRST CHARTER AMENDMENT
The Company is seeking approval for a charter amendment that would redesignate its shares of common stock and create four different classes of common stock. This charter amendment is designed to have the effect of redesignating the Company's outstanding shares of common stock as described below under the heading "Share Classification" and enable the Company to issue additional shares of each newly designated class of common stock.
Background and Reasons
If Proposal 1 is approved and upon restructuring to an interval fund, the Company will be entitled to rely on an exemptive order issued to a subsidiary of Stratera that will allow the Company to offer multiple classes of common stock (the “Multiclass Relief”). The Board has deemed it advisable for the Company to amend its Charter to provide for an initial classification of its Common Stock consistent with the Multiclass Relief and customary practice among interval funds. The Multiclass Relief is conditioned upon the Company's compliance with certain rules under the 1940 Act applicable to open-end funds offering multiple classes of common stock as if the Company were an open-end fund. The Company intends to comply with these rules as applicable.
The Board believes that adoption of this Charter amendment will allow the Company the greatest flexibility to continue to raise the capital needed to permit the Company to carry out its investment objective. Under a multi-class system, an investor can choose the method of purchasing shares that is most beneficial given the amount of his or her purchase, the length of time the investor expects to hold his or her shares and other relevant circumstances. The amendment contemplated by Proposal 4 would permit the Company to facilitate both the distribution of its securities and provide investors with a broader choice of stockholder services. Under the proposal, owners of each class of shares may be relieved under the multi-class system of a portion of the fixed costs normally associated with investing in investment companies as the Company grows because these costs potentially would be spread over a greater number of shares than they would be otherwise. As the Company grows in volume of assets, the investors will derive benefits from economies of scale that would not be available at smaller volumes. The Board considered each of these factors in making its decision to recommend that stockholders approve Proposal 4.
Principal Change
The following discussion summarizes the principal change the Company is asking its stockholders to approve in connection with Proposal 4. This summary description is qualified in its entirety by the complete text of the proposed Articles of Amendment and Restatement, a copy of which is attached hereto as Exhibit A to this proxy statement (the “Articles”). The Articles attached hereto as Exhibit A reflect the modifications proposed to be made by Proposals 4 and 5 (as more fully described below). If approved by stockholders at the Special Meeting, the amendments reflected in the Articles and described in this proxy statement will be effected by the Company’s filing of the Articles with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT.
Share Classification
The Company is currently authorized to issue three classes of common stock: Class I, Class R and Class RIA. However, the Company’s current share classes are merely designations with respect to up-front sales loads. Each current class has identical rights with respect to voting, distribution of assets and the payment of dividends. Thus, for purposes of the Company’s current accounting, there are no differences between share classes once shares are issued by the Company. The Company anticipates that it will continue its continuous public offering of its common shares. If Proposal 4 is approved, the Company will be authorized to issue four classes of common stock: Class A, Class C, Class I and Class L. Additionally, upon the effectiveness of the Articles, each existing share of common stock of each current class will be redesignated as one Class A share. Furthermore, existing stockholders will have their shares further automatically converted to “Class I Shares” if they meet the investment criteria for that class. Additionally, if Proposal 4 is approved, the Company intends to continuously offer its Class A Shares and three additional classes of shares (“Class I Shares”, “Class C Shares” and “Class L Shares”), with each class having the same rights and preferences associated with each other share class, but having its own fee and expense structure described in the chart below. The table summarizes the contractual fees and expenses borne by each class of the Company's common stock and does not include all of the expenses that may be borne directly or indirectly by a stockholder of any class of common stock. Shares of the Company’s common stock are not expected to be listed on any securities exchange, nor quoted on any quotation medium, and the Company does not expect there to be a secondary trading market for its shares.

Comparison of Annual Fees and Expenses
Existing Share Class Structure

Class R, RIA and I
Management Fee	2.00%(1)
Incentive Fee	*(2)
Shareholder Servicing Fee	N/A
Distribution Fee	N/A
Other Expenses	*(3)

Proposed Share Class Structure

Class A		Class C
Management Fee	2.00%(1)	Management Fee	2.00%(1)
Incentive Fee	*(2)	Incentive Fee	*(2)
Shareholder Servicing Fee	0.25%(4)	Shareholder Servicing Fee	0.25%
Distribution Fee	None	Distribution Fee	0.75%
Other Expenses	*(5)	Other Expenses	*(5)

Class I		Class L
Management Fee	2.00%(1)	Management Fee	2.00%(1)
Incentive Fee	*(2)	Incentive Fee	*(2)
Shareholder Servicing Fee	None	Shareholder Servicing Fee	0.25%
Distribution Fee	None	Distribution Fee	0.25%
Other Expenses	*(5)	Other Expenses	*(5)
_______________________________

(1)	The base management fee is calculated at an annual rate of 2.0% of the Company’s total assets.

(2)
The subordinated incentive fee on income is calculated and payable quarterly in arrears based upon the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter, and will be subordinated to a fixed preferred return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter equal to 1.5% per quarter (an annualized rate of 6.0%).

(3)
The Company reimburses the expenses incurred by the Administrator in connection with its provision of administrative services provided to us, including the compensation payable by the Administrator to the Company’s chief financial officer, chief compliance officer, treasurer and secretary and other administrative personnel of the Administrator. The Company will also reimburse the Dealer Manager or one of its affiliates for costs incurred under the Investor Services Agreement.

(4)	Subject to approval of Proposal 6.

(5)
Other expenses include accounting, legal and auditing fees as well as the reimbursement of the compensation of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative personnel of our Administrator. However, other expenses does not include reimbursements to the Dealer Manager or any of its affiliates.

The chart below describes the maximum sales charge applicable to each of the Company's existing share classes and each share class contemplated by Proposal 6. As described below, only the Company’s Class A and Class L Shares will be subject to a front-end sales load, with breakpoints generally based on the size of investment. The Company’s Class C Shares will be subject to a distribution and service fee and other expenses, and an early withdrawal charge, or EWC. The Company may in the future offer additional classes of shares or another sales charge structure.

Comparison of Maximum Sales Load
Existing Share Class Structure

Class R		Class RIA		Class I
Maximum sales load	8.00%(1)	Maximum sales load	2.00%(2)	Maximum sales load	None
Proposed Share Class Structure

Class A		Class C
Maximum sales load	5.75%	Maximum sales load	None
Early Withdrawal Fee	None	Early Withdrawal Fee	1.0%

Class I		Class L
Maximum sales load	None	Maximum sales load	4.25%
Early Withdrawal Fee	None	Early Withdrawal Fee	None
_______________________________

(1)	Consisting of a 6.0% sales load and 2.0% dealer manager fee.

(2)	Consisting of a 2.0% dealer manager fee.
From time to time the Company may create additional classes of shares, the terms of which may differ from the Class A, Class I, Class C and Class L Shares in the following respects: (i) the amount of fees permitted by different distribution plans or different service fee arrangements; (ii) voting rights with respect to a distribution plan of a class; (iii) different class designations; (iv) the impact of any class expenses directly attributable to a particular class of shares allocated on a class basis as described in this application; (v) any differences in dividends and net asset value resulting from differences in fees under a distribution plan or in class expenses; (vi) any EWC or other sales load structure; and (vii) exchange or conversion privileges of the classes as permitted under the Act.
The Company will allocate all expenses incurred by it among the various classes of shares based on the net assets of the Company attributable to each such class, except that the net asset value and expenses of each class will reflect the expenses associated with the distribution plan of that class (if any), services fees attributable to that class (if any), including transfer agency fees, and any other incremental expenses of that class. Incremental expenses of the Company attributable to a particular class are limited to (i) incremental transfer agent fees identified by the transfer agent as being attributable to that class of shares; (ii) printing and postage expenses relating to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current stockholders of that class of shares; (iii) federal registration fees incurred with respect to shares of that class of shares; (iv) blue sky fees incurred with respect to sales of that class of shares; (v) expenses of administrative personnel and services as required to support the stockholders of that class; (vi) auditors’ fees, litigation expenses and other legal fees and expenses relating solely to that class of shares; (vii) additional directors’ fees incurred as a result of issues relating to that class of shares; (viii) additional accounting expenses relating solely to that class of shares; (ix) expenses incurred in connection with shareholder meetings as a result of issues relating to that class of shares; and (x) any other incremental expenses subsequently identified that should be properly allocated to that class of shares consistent with Rule 18f-3 under the Act. Because of the different distribution fees, services and any other class expenses that may be attributable to the Class A Shares, Class I Shares, Class C Shares and Class L Shares, the net income attributable to, and the dividends payable on, each class of shares may differ from each other. As a result, the net asset value per share of the classes may differ at times. Expenses of the Company allocated to a particular class of shares will be borne on a pro rata basis by each outstanding share of that class. Distribution fees will be paid pursuant to a distribution plan with respect to a class.
Summary of Specific Change
Listed below, in summary form, is the specific change that will be made to the current Charter pursuant to Proposal 4 if it is approved by stockholders at the Special Meeting. The below summary does not identify certain immaterial changes to the Charter or changes that are described as part of Proposal 4. Please see the Charter attached hereto as Exhibit A, which reflects all the proposed changes to the Charter.

Revisions to Section 6.1 to provide for the designation of new classes of common stock.

Revisions to Section 6.2 to provide for the redesignation of outstanding shares of common stock to Class A Shares and the further automatic conversion of shares held by certain investors into Class I Shares and setting forth the rights, restrictions and preferences of each of the new classes of shares of common stock.

Risks Related to the Approval of Proposal 4
The Company and the Board believe that the redesignation of the Company’s common stock to create the classes of common stock described above will allow the Company to meet the demands of investors and expand the Company such that it will operate at an efficient scale. However, if the Company is unable to successfully deploy the additional capital raised, the returns to investors may decrease and the Company may be unable to pay distributions or may not be able to increase its distribution rate over time. If Proposal 6 is approved, existing investors may be subject to additional expenses related to the shareholder servicing plan. See, “Proposal No. 6 - Risks Related to the Approval of Proposal 6” for more information.
Vote Required
Proposal 4 requires the approval of the majority of our outstanding shares of common stock. You may vote for or against or abstain on Proposal 4. Abstentions and broker non-votes will have the same effect as votes against Proposal 4. Proxies received will be voted “FOR” the approval of Proposal 4 unless stockholders designate otherwise.
Appraisal Rights
Under Maryland law and the Charter, you will not be entitled to rights of appraisal with respect to Proposal 4. Accordingly, to the extent that you object to Proposal 4, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares under the provisions of Maryland law governing appraisal rights.
The Board of Directors recommends a vote “FOR” Proposal 4.
PROPOSAL NO. 5: APPROVAL OF CHARTER AMENDMENT
The Company is seeking approval for a charter amendment that would declassify the Board of directors and provide that each director shall serve an indefinite term until his or her successor is elected and qualifies. This charter amendment is designed to remove the requirement for the Company to hold an annual stockholders' meeting.
Background and Reasons
In connection with the restructuring of the Company into an interval fund, the Board has deemed it advisable and recommended that certain additional amendments to the Charter and governing documents of the Company to ensure the efficient operation of the Company. The Company’s Bylaws, as currently drafted, require that the Company hold an annual meeting of stockholders, despite the provisions of Maryland law excepting investment companies registered under the 1940 Act from the requirement to hold an annual meeting. Upon the restructuring of the Company into an interval fund, the Board intends to adopt amendments to the Company’s bylaws to remove this requirement, allowing the Company to avoid incurring the unnecessary expenses associated with conducting an annual stockholders’ meeting. In connection with this change to the Company’s bylaws, the Board has deemed it advisable to amend the Charter to declassify the Board. This amendment to the Charter is necessary to completely remove the requirement to hold an annual stockholders’ meeting. The effect of this Charter amendment removing the requirement that a class of directors be elected at each annual meeting, combined with the bylaw amendment removing the requirement for holding an annual meeting, will be that the directors will be elected for an indefinite term.
In making its determination to recommend that stockholders approve Proposal 5, the Board considered the benefit of increased operational efficiency that it expects will stem from the approval of Proposal 5 against the loss of stockholders’ ability to vote on the continued service of members of the Board each year. The Board believes that the Company will benefit from the reduced costs associated with conducting an annual stockholders meeting, including the costs associated with proxy solicitation. While the Board considered that stockholders will no longer be able to vote on the election of directors each year, the Board believes that this concern is partially offset by the increased liquidity created by the adoption of a fundamental policy to conduct periodic share repurchases that the Company will adopt upon the approval of Proposal 1. The Board also reviewed the market practice among interval funds on this subject and determined that most interval funds did not hold an annual stockholders’ meeting.
Principal Change
The following discussion summarizes the principal change the Company is asking its stockholders to approve in connection with Proposal 5. This summary description is qualified in its entirety by the complete text of the proposed Articles, a copy of which is attached hereto as Exhibit A to this proxy statement. The Articles attached hereto as Exhibit A reflect the modifications proposed to be made by Proposals 4 (as described above) and 5. If approved by stockholders at the Special Meeting, the amendments reflected in the Articles and described in this proxy statement will be effected by the Company’s filing of the Articles with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT.
Classified Board and Director Terms
In order to completely remove the requirement to hold an annual stockholders’ meeting and thus to avoid incurring the additional expense of conducting an annual meeting, the Charter must be amended to remove the requirement to reelect one class of directors at an annual meeting. If approved by stockholders, the amendment would allow the Company to forego expenses related to the drafting and filing of an annual meeting proxy statement, proxy solicitation and fees related to conducting the annual meeting itself. Stockholders, however, will no longer have the option to vote on director nominees each year.
Summary of Specific Change
Listed below, in summary form, is the specific change that will be made to the current Charter pursuant to Proposal 5 if it is approved by stockholders at the Special Meeting. The below summary does not identify certain immaterial changes to the Charter or changes that are described as part of Proposals 4 and 5. Please see the Charter attached hereto as Exhibit A, which reflects all the proposed changes to the Charter.

Revisions to Section 5.1 to remove the classified board provisions.
Risks Related to the Approval of Proposal 5
If Proposal 5 is approved and the Board subsequently amends the Company’s bylaws to remove the requirement to hold an annual meeting, the combined actions will have the effect of restricting stockholders’ ability to influence the composition of the Company’s board. Stockholders will no longer have the ability to (a) nominate individuals to the Board or (b) vote against the Company’s nominees to the Board at an annual meeting held each year. If Proposal 5 is approved, the Company only intends to hold annual meetings of stockholders when the election of directors by stockholders is required under the 1940 Act. As a result, a stockholder’s influence over the management of the Company’s business and operations will be diminished if Proposal 5 is approved.
Vote Required
Proposal 5 requires the approval of the majority of our outstanding shares of common stock. You may vote for or against or abstain on Proposal 5. Abstentions and broker non-votes will have the same effect as votes against Proposal 5. Proxies received will be voted “FOR” the approval of Proposal 5 unless stockholders designate otherwise.

Appraisal Rights
Under Maryland law and the Charter, you will not be entitled to rights of appraisal with respect to Proposal 5. Accordingly, to the extent that you object to Proposal 5, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares under the provisions of Maryland law governing appraisal rights.
The Board of Directors recommends a vote “FOR” Charter Amendment Proposal 5.
PROPOSAL 6: APPROVAL OF SHAREHOLDER SERVICING PLAN
On August 10, 2017, the Board voted to approve a shareholder servicing plan in compliance with Rule 12b-1 under the 1940 Act (the “Shareholder Servicing Plan”) for the Company, and to recommend that stockholders of the Company approve the Shareholder Servicing Plan. Under the Shareholder Servicing Plan, Class A Shares, including those shares of common stock currently outstanding that will be reclassified into Class A Shares, will be subject to an ongoing shareholder servicing fee at an annual rate of 0.25% of the Company’s average net assets. This fee will be paid by the Company to compensate the Dealer Manager, for services rendered to certain of the Company’s existing stockholders. Similar services are currently being provided by the Dealer Manager and the expenses related to these services are indirectly borne by the stockholders through reimbursements from the Company to the Dealer Manager. However, because the Company plans to issue multiple classes of common stock upon approval of Proposal 4, the Company may no longer be permitted to make such payments directly, except pursuant to a plan that complies with Rule 12b-1. The adoption of the Shareholder Servicing Plan is necessary for the Company to continue to be able to pay the Dealer Manager for providing such services. The Company expects that the shareholder servicing fee will be offset by the reduction in expenses currently borne indirectly by the Company’s stockholders. In addition, under the expense limitation agreement between the Company and its Adviser, the Company’s total annual operating expenses, after expense reimbursements, are not expected to increase as a result of the new shareholder servicing fee.
Background and Reasons
Subject to stockholder approval of Proposals 1 through 5 of this proxy statement, the Company will be restructured into an interval fund. In connection with the interval fund restructuring and the authorization of multiple share classes pursuant to the Multiclass Relief, the Company will reclassify its outstanding shares of common stock as Class A Shares, which pursuant to the Multiclass Relief, pay an ongoing shareholder servicing fee. In accordance with Rule 12b-1, the Company is seeking stockholder approval for the Shareholder Servicing Plan, pursuant to which the Company will pay the shareholder servicing fee on Class A Shares.
Rule 12b-1 under the 1940 Act only directly applies to open-end funds. However, one of the conditions of the Multiclass Relief is that a closed-end fund relying on such relief must comply with Rule 12b-1 as if the rule applied to closed-end funds. Rule 12b-1 under the 1940 Act prohibits a fund from engaging directly or indirectly in financing any activity which is primarily intended to result in the sale of the Company’s shares unless the Company does so in accordance with the terms and conditions set forth in the Rule. Rule 12b-1 requires any fund bearing distribution expenses to adopt a written plan. The Shareholder Servicing Plan is being adopted under Rule 12b-1 of the 1940 Act to provide that, in the event that any fees for the services provided by the Dealer Manager or any other servicing organization are later characterized as primarily intended to finance distribution activities, then those fees would be eligible to be paid under the Shareholder Servicing Plan.
A shareholder servicing plan must initially be approved by the board of directors of a fund, including a majority of the directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan. A shareholder servicing plan must also be approved by the affirmative vote of a majority of outstanding voting securities if it is adopted after any public offering of the Company’s voting securities.
In evaluating, approving, and recommending to the Company’s stockholders that they approve the Shareholder Servicing Plan, the Board requested and evaluated information provided by the Adviser and the Dealer Manager which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether approving the Shareholder Servicing Plan would be in the best interests of the Company’s stockholders. The Board considered all the criteria separately with respect to the Company and the stockholders.

The Directors considered that the current size of the Company was relatively small, and that they could benefit from increased asset levels. In the competitive closed-end fund market, the Company must provide certain compensation to brokers and other parties in order for the Company’s shares to be sold. The Directors noted that higher asset levels could help the Company achieve economies of scale. The Directors also noted that the shareholder servicing fees to be paid by stockholders of the Company would be partially offset by the reduction of expenses currently borne indirectly by the Company. Furthermore, under the expense limitation agreement between the Company and the Adviser, the Company’s total annual operating expenses, after expense reimbursements, are not expected to increase as a result of the new fee under the Shareholder Servicing Plan.
In addition, the Board considered, among other things:

1.
the fact that the Shareholder Servicing Plan would require that the Directors be provided, and that they review, on at least a quarterly basis, a written report describing the amounts expended under the Shareholder Servicing Plan and the purposes for which such expenditures were made; and

2.	the fact that the adoption of the Shareholder Servicing Plan would make expenditures intended to promote distribution of the Company’s shares more transparent to the stockholders.
After consideration of the factors noted above, together with other factors and information considered to be relevant, while recognizing that there can be no assurance that the expected benefits would be recognized, the Board concluded that there was a reasonable likelihood that the Shareholder Servicing Plan would benefit the Company and the stockholders. Consequently, they approved the Shareholder Servicing Plan and directed that the Plan be submitted to stockholders of the Company for approval.
Summary of the Shareholder Servicing Plan
A copy of the proposed Shareholder Servicing Plan is attached to this proxy statement as Exhibit B. The following description of the Shareholder Servicing Plan is only a summary. You should refer to Exhibit B for the complete Shareholder Servicing Plan.
Pursuant to the Shareholder Servicing Plan, the Company will compensate the Dealer Manager under the Dealer Manager Agreement from assets attributable to the Company’s shares for services described below rendered to holders of the Company’s Class A Shares.
The Shareholder Servicing Plan provides that the Company, may pay annually 0.25% of the average net assets attributable to the Company’s Class A Shares. Under the terms of the Shareholder Servicing Plan and the related Dealer Manager Agreement, the Company is authorized to make payments monthly to the Dealer Manager that may be used to pay or reimburse entities providing shareholder servicing with respect to the Company’s Class A Shares for such entities’ fees or expenses incurred or paid in that regard.
The Shareholder Servicing Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Company with respect to a class of shares regardless of the level of expenditures by the Dealer Manager. The Board will, however, take into account such expenditures for purposes of reviewing operations under the Shareholder Servicing Plan and in connection with their annual consideration of the Shareholder Servicing Plan’s renewal. The Dealer Manager has indicated that it expects its expenditures to include, without limitation: (i) responding to customer inquiries of a general nature regarding the Company; (ii) crediting distributions from the Company’s to customer accounts; (iii) arranging for bank wire transfer of funds to or from a customer's account; (iv) responding to customer inquiries and requests regarding Statements of Additional information, stockholder reports, notices, proxies and proxy statements, and other Company documents; (v) forwarding prospectuses, Statements of Additional Information, tax notices and annual and semi-annual reports to beneficial owners of the Company’s shares; (vi) assisting the Company in establishing and maintaining stockholder accounts and records; (vii) providing sub-accounting for Company share transactions at the stockholder level; (viii) forwarding to customers proxy statements and proxies; (ix) determining amounts to be reinvested in the Company; (x) assisting customers in changing account options, account designations and account addresses, and (xi) providing such other similar services as the Company may reasonably request to the extent the Dealer Manager is permitted to do so under applicable statutes, rules, or regulations.

The Shareholder Servicing Plan provides that any person authorized to direct the disposition of monies paid or payable by the shares of the Company pursuant to the Plan or any related agreement must provide to the Board, and the Board must review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.
The Shareholder Servicing Plan and any shareholder servicing related agreement that is entered into by the Company or the Dealer Manager of the shares in connection with the Shareholder Servicing Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Company’s Board, and of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on the Shareholder Servicing Plan or any shareholder servicing related agreement, as applicable. In addition, the Shareholder Servicing Plan and any shareholder servicing related agreement may be terminated as to a class of common stock at any time, without penalty, by vote of a majority of the outstanding shares of the class of common stock or by vote of a majority of the Independent Directors.
The Company’s Dealer Manager Agreement will remain in effect from year to year provided the Dealer Manager Agreement’s continuance is approved annually by (i) a majority of the Board who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Company and, if applicable, who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or any such related agreement and (ii) either by vote of a majority of the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company.
Risks Related to the Approval of Proposal 6
Proposal 6 involves the approval of a shareholder servicing plan whereby holders of the Company’s Class A Shares (giving effect the redesignation contemplated by Proposal 4) will pay the Dealer Manager a fee calculated as a percentage of the Company’s average net assets. This fee is meant to cover expenses necessary to support the Company’s ongoing operations that are currently borne by the Company, but that it may be unable to reimburse the Dealer Manager for as a result of the Company’s compliance with the conditions to the Multiclass Relief. Because the fee is calculated based on a percentage of the Company’s average net assets and not on the actual expenses incurred by the Dealer Manager, holders of Class A Shares may incur a greater amount of expenses than they would have if the Company had not adopted the shareholder servicing plan.
Required Vote
Approval of the Shareholder Servicing Plan requires the affirmative vote of a majority of the outstanding voting securities of each class of common stock, of which only Class A Shares will be outstanding, assuming the approval of Proposal 4. Under the 1940 Act, a majority of outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting securities. If the Shareholder Servicing Plan is not approved by the stockholders, the Class A Shares would not be subject to the new 0.25% Rule 12b-1 shareholder servicing fee.
The Board of Directors recommends a vote “FOR” Proposal 6.
PROPOSAL 7: ELECTION OF DIRECTORS
Pursuant to the Company’s Bylaws, the Company currently has five directors on its Board. Four of the Company’s current directors and one new director are standing for election at this Special Meeting. If Proposal 5 is approved, each director will serve an indefinite term or until their successors are duly elected and qualified.
A stockholder can vote for or withhold his or her vote from any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that the persons named below will be unable or unwilling to serve, and such persons have consented to being named in this proxy statement and to serve if elected.

The Board of the Company recommends that you vote FOR the election of the nominees named in this proxy statement.
Information about the Nominees and Continuing Directors

Certain information with respect to the nominees for election at the Special Meeting is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.
The 1940 Act rules require that the Board consist of at least a majority of independent directors. Under the 1940 Act, in order for a director to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote, 5% or more of the voting securities or be an officer or employee of the Company or of an investment adviser or principal underwriter to the Company; control the Company or an investment adviser or principal underwriter to the Company; be an officer, director or employee of an investment adviser or principal underwriter to the Company; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Company; be a partner or employee of any firm that has acted as legal counsel to the Company or an investment adviser or principal underwriter to the Company during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Company. In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. NASDAQ Rule 5605(a)(2) provides that a director, shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Under NASDAQ rules, in order for a director to be deemed independent, the Board must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities.
The Board, in connection with the 1940 Act and NASDAQ rules, has considered the independence of members of the Board who are not employed by PEIM, Prospect Administration, PCM, Stratera or any of their affiliates and has concluded that Andrew C. Cooper, William J. Gremp and Eugene S. Stark are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the 1940 Act and the NASDAQ rules. In reaching this conclusion, the Board concluded that Messrs. Cooper, Gremp and Stark had no relationships with PEIM, Prospect Administration, PCM, Stratera or any of their affiliates, other than their positions as directors of the Company and, if applicable, investments in us that are on the same terms as those of other stockholders.

Name (Age) Position(s) with the Company (Since) Address(1)	Director Since(2)	Principal Occupation(s) Held During the Past 5 Years(3)	Number of Companies in the Fund Complex Overseen by Director(3)	Other Public Directorships Held by Director During the Past 5 Years
Interested Directors(4)
M. Grier Eliasek (44) Chairman of the Board, Director, Chief Executive Officer and President (since February 2013)	February 2013
President and Chief Executive Officer of Priority Senior Secured Income Management, LLC and PEIM, President and Chief Operating Officer of the Prospect Capital Corporation, Managing Director of PCM and Prospect Administration, Chief Executive Officer and President of Priority Income Fund, Inc.
			Three	None
Frank Muller (55) Director	Mr. Muller is not a currently a director.	Chief Executive Officer of Provasi Capital Partners LP and other senior executive positions at Stratera.	Zero	None

Name (Age) Position(s) with the Company (Since) Address(1)	Director Since(2)	Principal Occupation(s) Held During the Past 5 Years(3)	Number of Companies in the Fund Complex Overseen by Director(3)	Other Public Directorships Held by Director During the Past 5 Years
Independent Directors
Andrew C. Cooper (55) Director (since February 2013)	February 2013
Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.

			Three	None
William J. Gremp (74) Director (since February 2013)	February 2013	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	Three	None
Eugene S. Stark (59) Director (since February 2013)	February 2013	Principal Financial Officer, Chief Compliance Officer and Vice President-Administration of General American Investors Company, Inc. from May 2005 to present.	Three	None
_______________________________

(1)	The business address of each director of the Company is c/o Pathway Energy Infrastructure Fund, Inc., as applicable, 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	If elected at the Special Meeting and if the Charter amendments are approved, each director’s term of office shall continue until his or her death, resignation or removal.

(3)	The Fund Complex consists of the Company, Priority Income Fund, Inc., and Prospect Capital Corporation.

(4)
Mr. Eliasek is an interested director as defined in the 1940 Act because of his positions with PCM and the Company. Mr. Muller is an interested director as defined in the 1940 Act because of his position as an officer of Stratera.

Corporate Governance
Director Independence
The Board of Directors annually determines each director’s independence. The Company does not consider a director independent unless our Board of Directors has determined that he or she has no material relationship with us. The Company monitors the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director, shall be considered to be independent if he or she is not an “interested person” of us, as defined in Section 2(a)(19) of the 1940 Act.
The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Mr. Eliasek, as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Mr. Muller, as a result of his executive positions at certain affiliates of our Adviser.

Board Leadership Structure
The Board of Directors monitors and performs an oversight role with respect to the Company’s business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services and expenses and performance of the Company’s service providers. Among other things, the Board of Directors approves the appointment of the Company’s investment adviser and executive officers, reviews and monitors the services and activities performed by the investment adviser and executive officers and approves the engagement, and reviews the performance of, the Company’s independent registered public accounting firm.
Under the Company’s Bylaws, the Board of Directors may designate a Chairman to preside over the meetings of the Board of Directors and to perform such other duties as may be assigned to him by the Board of Directors. The Company does not have a fixed policy as to whether the Chairman of our Board of Directors should be an independent director and the Board of Directors believes that it should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of the Company and its stockholders at such times.
Presently, Mr. Eliasek serves as the Chairman of the Board of Directors. Mr. Eliasek is an “interested person” of the Company as described above. The Company believes that Mr. Eliasek’s history with the Company and familiarity with its investment platform, and extensive knowledge of the financial services industry, and the investment valuation process, in particular, qualify him to serve as the Chairman of the Board of Directors. The Company believes that it are best served through this existing leadership structure, as Mr. Eliasek’s relationship with the Adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, helping these groups act with a common purpose.
The Board of Directors does not currently have a designated lead independent director. The Company is aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board of Directors, but believe these potential conflicts are offset by the Company’s strong corporate governance policies. The Company’s corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.
The Company recognizes that different board leadership structures are appropriate for companies in different situations. The Company re-examines its corporate governance policies on an ongoing basis to ensure that they continue to meet its needs.
Board’s Role in Risk Oversight
The Board of Directors performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of the Company’s chief compliance officer and its compliance policies and procedures.
As described below in more detail under “Committees of the Board of Directors,” the Company’s audit committee and nominating and corporate governance committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include establishing guidelines and making recommendations to the Board of Directors regarding the valuation of the Company’s investments, overseeing its accounting and financial reporting processes, systems of internal controls regarding finance and accounting, and audits of our financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by the Company’s stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and the Company’s management.
The Board of Directors also performs its risk oversight responsibilities with the assistance of the Company’s chief compliance officer. The Board of Directors annually reviews a written report from the Company’s chief compliance officer discussing the adequacy and effectiveness of its compliance policies and procedures and its service providers. The chief compliance officer’s annual report addresses at a minimum (i) the operation of its compliance policies and procedures and its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the chief compliance officer meets separately in executive session with the independent directors at least quarterly.
The Company believes that the Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which the Company is already subject as a registered closed-end management investment company. As a registered closed-end management investment company, the Company is required to comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 300% immediately after each time it incurs indebtedness and the Company is limited in its ability to invest in any company in which one of its affiliates currently has an investment.
The Company recognizes that different board roles in risk oversight are appropriate for companies in different situations. The Company will re-examine the manner in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Means by Which the Board Supervises Executive Officers
The Board is regularly informed on developments and issues related to the Company’s business, and monitors the activities and responsibilities of the executive officers in various ways. At each regular meeting of the Board, the executive officers report to the Board on developments and important issues. Each of the executive officers, as applicable, also provide regular updates to the members of the Board regarding the Company’s business between the dates of regular meetings of the Board. Executive officers and other members of PEIM, PCM and Prospect Administration, at the invitation of the Board, regularly attend portions of meetings of the Board and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.
Committees of the Board
Our Board of Directors has established an Audit Committee and a Nominating, Corporate Governance Committee. For the fiscal year ended June 30, 2017, our Board of Directors held nine Board meetings, eight Audit Committee meetings, and one Nominating, Corporate Governance Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders.
The Audit Committee. The audit committee is responsible for establishing guidelines and making recommendations to the Board of Directors regarding the valuation of the Company’s investments; selecting, engaging and discharging its independent accountants, reviewing the plans, scope and results of the audit engagement with the independent accountants; approving professional services provided by the independent accountants (including compensation therefore); reviewing the independence of the independent accountants and reviewing the adequacy of the Company’s internal controls over financial reporting. The members of the audit committee are Messrs. Cooper, Gremp and Stark, all of whom are independent. Mr. Stark serves as the Chairman of the audit committee and the Board of Directors has determined that Mr. Stark is an “audit committee financial expert” as defined under SEC rules. The audit committee met eight times during the fiscal year ended June 30, 2017.
The Nominating and Corporate Governance Committee. The nominating and corporate governance committee selects and nominates directors for election by the Company’s stockholders, selects nominees to fill vacancies on the Board of Directors or a committee thereof, develops and recommends to the Board of Directors a set of corporate governance principles and oversees the evaluation of the Board of Directors and the Company’s management. The committee is composed of Messrs. Cooper, Gremp and Stark, all of whom are independent. Mr. Gremp serves as Chairman of our nominating and corporate governance committee.
The nominating and corporate governance committee does not currently have a written policy with regard to nominees recommended by the Company’s stockholders. The absence of such a policy does not mean, however, that a stockholder recommendation will not be considered if one is received.

The nominating and corporate governance committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with the Company’s bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our shares owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by our stockholders.
In evaluating director nominees, the members of our nominating and corporate governance committee consider the following factors:

•	the appropriate size and composition of our Board of Directors;

•	whether or not the person is an “interested person” with respect to us as defined in Section 2(a)(19) of the 1940 Act;

•	our needs with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board of Directors;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	appreciation of the relationship of our business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

The nominating and corporate governance committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.
Other than the foregoing there are no stated minimum criteria for director nominees, although the members of the nominating and corporate governance committee may consider such other factors as they may deem are in the best interests of the Company and its stockholders. The nominating and corporate governance committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board of Directors.
The members of the nominating and corporate governance committee identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to renominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. The Board of Directors and the nominating and corporate governance committee has not engaged any third parties to identify or evaluate or assist in identifying potential nominees, although each reserves the right in the future to retain a third party search firm, if necessary.
The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves the Company’s needs and the interest of the stockholders. The nominating and corporate governance committee met one time during the fiscal year ended June 30, 2017.

Compensation Committee. The Company does not have a compensation committee because its executive officers do not receive any direct compensation from the Company. However, the compensation payable to the Company’s investment adviser pursuant to the investment advisory and management agreement is separately approved by a majority of the Independent Directors in accordance with Section 15(c) of the 1940 Act.
Experience, Qualifications, Attributes or Skills that Led to the Board’s Conclusion that such Members Should Serve as Directors of the Company
The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes or skills with respect to each director considered by the Board.
M. Grier Eliasek
Mr. Eliasek has been the Chairman of the Board of Directors and the Company’s Chief Executive Officer and President since inception. Mr. Eliasek also currently serves as President and Chief Operating Officer of the Adviser, as a Managing Director of the Administrator, as President, Co-Founder and Chief Operating Officer of Prospect Capital Corporation, as President and Chief Operating Officer of Priority Senior Secured Income Management and as Chairman of the Board of Directors, Chief Executive Officer and President of Priority Income Fund. He also serves on the Board of Directors for Prospect Capital Corporation and leads each of Prospect Capital Management’s investment committees in the origination, selection, monitoring and portfolio management of investments. Prior to joining Prospect Capital Management in 2004, Mr. Eliasek served as a Managing Director with Prospect Street Ventures, an investment management firm which, together with its predecessors, invested in various investment strategies through publicly traded closed-end funds and private limited partnerships. Prior to joining Prospect Street Ventures, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm. Mr. Eliasek received his MBA from Harvard Business School and his Bachelor of Science degree in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.
Mr. Eliasek brings to the Board of Directors business leadership and experience and knowledge of the energy sector, senior secured loans, other debt, private equity and venture capital investments and, as well, a knowledge of diverse management practices. His depth of experience in managerial positions in investment management, securities research and financial services, as well as his extensive knowledge of the Company’s business and operations, provides the Board of Directors valuable industry-specific knowledge and expertise on these and other matters. Mr. Eliasek’s service as Chairman of the Board of Directors, Chief Executive Officer and President of the Company, as Chief Operating Officer and President of the Adviser and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.
Frank Muller

Robert Franklin (“Frank”) Muller, Jr. has served as the chief executive officer of Provasi Capital Partners LP, an ffiliate of PSSIM and PEIM, since September 2011. Mr. Muller also holds similar senior executive positions at Stratera. Additionally, until September 2017, Mr. Muller served on the board of trustees of the Investment Program Association, the trade association of the direct investment industry. Mr. Muller also serves on the Advisory Council for the Herb Kelleher Center for Entrepreneurship, Growth and Renewal at the McCombs School of Business at the University of Texas at Austin. Prior to joining Provasi Capital Partners, from August 2010 through September 2011 Mr. Muller was a managing director and partner at Kiski Group, LLC, where he was responsible for sourcing capital for institutional investment managers in the alternative investment space. From July 2003 through August 2010, Mr. Muller was employed by Hines Real Estate Investments, Inc. During his tenure at Hines, he was president of Hines Real Estate Securities and also served as a member of the board. Mr. Muller was also a vice president of Hines Advisors LP, which manages the Hines REIT and Hines Global REIT. Prior to joining Hines, from August 2001 through July 2003 Mr. Muller was the national director of sales for Morgan Stanley’s Investment Management Group in New York. Prior to that role, from September 1991 to August 2001 Mr. Muller was the executive director of Van Kampen Investments, a subsidiary of Morgan Stanley, in Chicago. He began his career working as a corporate controller and financial advisor. Mr. Muller is a graduate of the University of Texas at Austin, where he earned a Bachelor of Business Administration degree in Accounting. He also holds FINRA Series 7, 24 and 63 securities licenses.

Andrew C. Cooper
Mr. Cooper’s over 30 years of experience in venture capital management, venture capital investing and investment banking provides the Board of Directors with a wealth of leadership, business investing and financial experience. Mr. Cooper’s experience as the co-founder, Co-CEO, and director of Unison Energy, a co-generation company that engineers, installs, owns, and operates cogeneration facilities as well as the former co-CEO of Unison Site Management LLC, a leading cellular site owner with over 4,000 cell sites under management, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and business management. Further, Mr. Cooper’s time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies Weblink Wireless, Aquatic Energy and the Madison Square Boys and Girls Club of New York provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, the Adviser and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.
William J. Gremp
Mr. Gremp brings to the Board of Directors a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, the Adviser and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.
Eugene S. Stark
Mr. Stark brings to the Board of Directors over 30 years of experience in directing the financial and administrative functions of investment management organizations. The Board of Directors benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark’s position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board of Directors with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of Prospect Capital Corporation, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, four years as Senior Vice President of Finance of Prudential Investments, and two years as Senior Vice President of Finance of Prudential Amenities. Mr. Stark is also a Certified Public Accountant. Mr. Stark’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, the Adviser and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.
Corporate Governance Guidelines

Upon the recommendation of the Nominating and Governance Committee, the Board has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board; composition and responsibilities of directors serving on committees of the Board; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board.
Internal Reporting and Whistle Blower Protection Policy
The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”), and the confidential, anonymous submission by personnel of concerns regarding questionable Accounting Matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee Chairman. Complaints may be submitted on an anonymous basis.
The Chief Compliance Officers may be contacted at:
Pathway Energy Infrastructure Fund, Inc.
Chief Compliance Officer
10 East 40th Street, 42nd Floor
New York, New York 10016

The Audit Committee Chairman may be contacted at:

Pathway Energy Infrastructure Fund, Inc.
Audit Committee Chairman
10 East 40th Street, 42nd Floor
 New York, New York 10016

Communication with the Board

Stockholders with questions about the Company are encouraged to contact the Company. Stockholders may communicate with the Company or its Board by sending their communications to Pathway Energy Infrastructure Fund, Inc., as applicable, Chief Compliance Officer, 10 East 40th Street, 42nd Floor, New York, New York 10016. All stockholder communications received in this manner will be delivered as appropriate to one or more members of the Board.

Information about Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian H. Oswald, 56(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since December 2014
Mr. Oswald is the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Prospect Capital Corporation and a Managing Director of Prospect Administration since November 2008. Since December 2014 he has served as Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Priority Income Fund, Inc. Mr. Oswald is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of PSSIM and PEIM.

Michael D. Cohen, 43(1)	Executive Vice President	Since February 2013
Mr. Cohen has served as Executive Vice President of Priority Income Fund, Inc. since July 2012. Mr. Cohen is also the Executive Vice President of PSSIM and PEIM and has served in numerous executive roles with other entities affiliated with Stratera since 2005.

_______________________________

(1)	The business address of Messrs. Oswald and Cohen is c/o Pathway Energy Infrastructure Fund, Inc., as applicable, 10 East 40th Street, 42nd Floor, New York, New York 10016.

Compensation of Executive Officers and Directors
The following table sets forth information regarding the compensation received by the directors and executive officers for Pathway for the fiscal year ended June 30, 2017. No compensation is paid to the interested directors by the Company.

Compensation Table

Name and Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of the Company’s Expenses(1)	Total Compensation from Fund and Fund Complex
Interested Directors
M. Grier Eliasek(2)	None	None	None
Robert S. Aisner(2)	None	None	None
Independent Directors
Andrew C. Cooper(3)	None	None	None
William J. Gremp(3)	None	None	None
Eugene S. Stark(3)	None	None	None
Executive Officers
Brian H. Oswald(2)	None	None	None
Michael D. Cohen(2)	None	None	None
_______________________________

(1)	The Company does not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)
The Company has not paid, and do not intend to pay, any annual cash compensation to its executive officers for their services as executive officers. Messrs. Eliasek, Aisner and Cohen are compensated by PCM and Stratera, respectively, from the income PCM and Stratera receive as distributions from PEIM of fees received under the investment advisory agreements between PEIM and Pathway, respectively. Mr. Oswald is compensated from the income Prospect Administration receives under the administration agreements.

(3)	Messrs. Cooper, Gremp and Stark joined the Pathway Board on February 21, 2013,
The independent directors are entitled to receive annual cash retainer fees, determined based on the Company’s net asset value as of the end of each fiscal quarter. These directors are Messrs. Cooper, Gremp and Stark. Amounts payable by the Company under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 million - $100 million	$0
$100 million - $300 million	$35,000
$300 million - $500 million	$50,000
$500 million - $1 billion	$75,000
>$1 billion	$100,000

Section 16(a) Beneficial Ownership Reporting Compliance
Pursuant to Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, the directors and executive officers, and any persons holding more than 10% of a Fund’s common stock, are required to report their beneficial ownership and any changes therein to the Commission and to the Company. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based on a review of Forms 3, 4 and 5 filed by such persons, and information provided by the directors and officers, each of our directors and officers failed to file a Form 3 in a timely manner. Additionally, each of Messrs. Aisner and Cohen filed a late Form 4 reporting three transactions. Finally, our Adviser filed a late Form 4 to report one transaction.

The director nominees will be elected by a majority of votes outstanding and entitled to vote on the election of directors. The director nominees have agreed to serve if elected; however, the effectiveness of the election of directors is contingent on the approval of Proposals 1 through 6 and the acceptance for record of the Articles by the SDAT. In the event that Proposals 1 through 6 are not approved, the current directors will continue to serve until the expiration of their current term and until their successors are duly elected and qualify.

PROPOSAL 8: ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES
The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.
If a quorum is not present at the Special Meeting, the Chairman of the meeting may adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals, the Company’s stockholders may be asked to vote on the proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.
If the adjournment proposal is approved, and the Special Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Special Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.
The Board believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Special Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.
The Board unanimously recommends a vote “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.

ADDITIONAL INFORMATION
The 1940 Act requires that the Company’s independent registered public accounting firm be selected by a majority of the independent directors. One of the purposes of the Audit Committee is to recommend to the Board the selection, retention or termination of the independent registered public accounting firm for the Company. The Company’s independent registered public accounting firm for the fiscal year ended June 30, 2017 was BDO USA, LLP (“BDO”). At its meeting held on July 25, 2017, the Company’s Audit Committee recommended and the Board, including a majority of the independent directors, approved the selection of BDO as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2018. The 1940 Act rules do not require that the Board’s selection of BDO be submitted for ratification by stockholders of the Fund. We expect that a representative of BDO will be present at the Special Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions. After reviewing the Company’s audited financial statements for the fiscal year ended June 30, 2017, the Audit Committee recommended to the Board that such statements be included in the Company’s Annual Report to stockholders. A copy of the Audit Committee’s report appears below.
The Audit Committee and the Board have considered the independence of BDO and have concluded that BDO is independent as required by applicable rules of the Public Company Accounting Oversight Board. In connection with their determination, BDO has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.
Audit Fees. The aggregate fees billed for professional services rendered by BDO for services that are normally provided by BDO in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2017 and 2016 were approximately $89,500 and $114,000, respectively.
Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by BDO that are reasonably related to the performance of the audit of the Company’s financial statements and not reported under “Audit Fees” above in the fiscal years ended June 30, 2017 and June 30, 2016 was approximately $73,000 and $27,000, respectively.
Tax Fees. The aggregate fees billed for professional services by BDO for tax compliance, tax advice and tax planning in the fiscal years ended June 30, 2017 and 2016 were approximately $0 and $5,000, respectively.
All Other Fees. There were no other fees billed for services rendered by BDO that are not included in the categories above in the fiscal years ended June 30, 2017 and June 30, 2016.
Non-Audit Fees. For the fiscal years ended June 30, 2017 and 2016, the aggregate fees billed by BDO for non-audit services rendered to the Company and for non-audit services rendered to Fund’s investment advisers (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Fund’s investment adviser that provides ongoing services to Company and the Company’s investment advisers were approximately $3,175 and $14,175, respectively.
Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves BDO’s engagements for audit and non-audit services to the Company or the Company’s investment adviser. Pre-approval considerations include whether the proposed services are compatible with maintaining BDO’s independence. All of the services described above were pre-approved by the Audit Committee. No services described above were approved by the Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Audit Committee has considered and concluded that the provision of non-audit services rendered by BDO to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the Fund’s investment adviser that were not required to be pre-approved by the Audit Committee is compatible with maintaining BDO’s independence.

Audit Committee Report
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2017.
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and BDO, with and without management present. The Audit Committee included in its review results of BDO’s examinations, the Company’s disclosure controls and procedures, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and disclosure controls designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Commission.
The Audit Committee also has discussed with BDO matters relating to BDO’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 1301 (“AS 1301”). In addition, the Audit Committee has discussed with BDO their independence from management and the Company, as well as the matters in the written disclosures received from BDO as required by AS 1301. Further, as required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence”, the Audit Committee received written and oral communications from BDO confirming their independence and discussed the matter with BDO. The Audit Committee discussed and reviewed with BDO the Company’s critical accounting policies and practices, disclosure controls, other material written communications to management, and the scope of BDO’s audits and all fees paid to BDO during the fiscal year. Pursuant to the Audit Committee charter, the Audit Committee may review and pre-approve audit and permissible non-audit services performed by BDO for the Company. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee has reviewed and considered the compatibility of BDO’s performance of non-audit services with the maintenance of BDO’s independence as the Company’s independent registered public accounting firm.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements for the fiscal year ended June 30, 2017 be included in the Company’s Annual Report on Form N-CSR for the same fiscal year for filing with the Commission.
In addition, the Audit Committee has engaged BDO to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.
Respectfully Submitted,
The Audit Committees
Eugene S. Stark, Chairman
Andrew C. Cooper
William J. Gremp
August 28, 2017

Financial Statements and Other Information
The Company will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report to any stockholder upon request. Requests should be directed to Pathway Energy Infrastructure Fund, Inc., as applicable, 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number (212) 448-0702).
Householding of Proxy Materials
The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Please note that only one proxy statement or annual report may be delivered to two or more stockholders who share an address, unless the Company has received instructions to the contrary. To request a separate copy of this proxy statement or annual report or for instructions as to how to request a separate copy of this document or annual report or as to how to request a single copy if multiple copies of this document or annual report are received, stockholders should contact the Company at the address and phone number set forth below.
Requests should be directed to Pathway Energy Infrastructure Fund, Inc., as applicable, 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number: 212-448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at www.sec.gov.
Other Business
In accordance with the Company’s bylaws and Maryland law, business transacted at the special meeting will be limited to those matters set forth in the accompanying notice of the special meeting. No other business may be transacted at the special meeting. Nonetheless, if any other matter is properly presented at the special meeting, or any adjournments or postponements thereof, and is voted upon, including matters incident to the conduct of the meeting, the persons named as proxies will vote upon such matters in their discretion.

By Order of the Board of Directors,
Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary
New York, New York
September 15, 2017

PATHWAY
ENERGY INFRASTRUCTURE FUND

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free **1-800-755-3105** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

Pathway Energy Infrastructure Fund, Inc.

The undersigned stockholder hereby appoints M. Grier Eliasek with power of substitution, as proxy and attorney in fact for the undersigned and hereby authorizes him to represent and vote, as provided on the other side, all shares of the Pathway Energy Infrastructure Fund, Inc. common stock that the undersigned is entitled to vote as of the record date and, in his discretion, upon such other business as may properly come before the Special Meeting of Stockholders of the Company to be held at 10 East 40th Street, 44th Floor, New York, New York 10016, on October 25, 2017 at 9:00 a.m. Eastern Time, or at any adjournment or postponement thereof, with all powers that the undersigned would possess if personally present at the meeting.

The undersigned hereby revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument of order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

This proxy is solicited on behalf of the Company's Board of Directors, and each of the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Directors and recommended for approval by stockholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-755-3105. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANCE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON October 25, 2017. THE PROXY STATEMENT AND 2017 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT: www.proxyonline.com/docs/pathwayenergyinfrastructurefundinc2017.pdf

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[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Pathway Energy Infrastructure Fund, Inc.

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast "FOR" all Proposals. The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU VOTE "FOR" ON ALL PROPOSALS AND NOMINEES.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	PROPOSALS	**FOR**	**AGAINST**	**ABSTAIN**
1	To approve the adoption of a fundamental policy for the Company to conduct periodic repurchases of its outstanding shares of common stock	○	○	○
2	To approve the adoption of a fundamental policy to allow the Company to make loans to the fullest extent permitted by applicable law, including the Investment Company Act of 1940, as amended and the rules or regulations thereunder	○	○	○
3	To approve a change to the Company's industry concentration policy	○	○	○
4	To approve an amendment to the Company's charter (the "Charter") to authorize the Company to issue new classes of common stock and redesignate outstanding shares in such new classes	○	○	○
5	To approve an amendment to the Charter to declassify the Board of Directors and provide for directors to serve indefinite terms	○	○	○
6	To approve the adoption of a shareholder servicing plan and the fees to be paid thereunder	○	○	○
7	To elect individuals as directors for indefinite terms	**FOR**	**AGAINST**	**ABSTAIN**
	1. M. Grier Eliasek	○	○	○
	2. Frank Muller	○	○	○
	3. Andrew C. Cooper	○	○	○
	4. William J. Gremp	○	○	○
	5. Eugene S. Stark	○	○	○
		FOR	**AGAINST**	**ABSTAIN**
8	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies	○	○	○

`MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP. ☐

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Exhibit A
ARTICLES OF AMENDMENT AND RESTATEMENT
OF
PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

First: Pathway Energy Infrastructure Fund, Inc., a Maryland corporation (the “Corporation”) desires to amend and restate its charter (the “Charter”) as currently in effect and as hereinafter amended.

Second: The following provisions are all of the provisions of the Charter currently in effect and as hereinafter amended:

ARTICLE I

INCORPORATOR

The undersigned, M. Grier Eliasek, whose address is 10 East 40th Street, 44th Floor, New York, NY 10016, being at least eighteen years of age, formed a corporation under the general laws of the State of Maryland on February 19, 2013.

ARTICLE II

CORPORATE TITLE

The name of the corporation is: Pathway Capital Opportunity Fund, Inc.

ARTICLE III

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force, including, without limitation or obligation, engaging in business as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or as a business development company, subject to making an election under the 1940 Act.

ARTICLE IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

    The name of the resident agent of the Corporation in Maryland is CSC-Lawyers Incorporating Service Company whose address is 7 St. Paul Street, Suite 1660, Baltimore, MD 21202. The address of the principal office of the Corporation in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, MD 21202.

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 5.1     Number, Term and Election of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation is five, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”). The names of the directors currently in office are [List names of directors currently in office]. To the extent permitted by the 1940 Act, the directors may fill any vacancy, whether resulting from an increase in the number of directors or otherwise, on the Board of Directors in the manner provided in the Bylaws. The term of office of a Director shall continue until death, resignation or removal of a Director. Each Director elected shall hold office until his or her successor shall have been duly elected and qualified.

Section 5.2     Extraordinary Actions. Except as specifically provided in Section 5.9 (relating to removal of directors), and in Section 7.2 (relating to certain actions and certain amendments to the Charter), notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 5.3     Election of Directors. Except as otherwise provided in the Bylaws of the Corporation, each director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.

Section 5.4     Quorum. Except as otherwise provided in the Bylaws of the Corporation, the presence in person or by proxy of the holders of shares of stock of the Corporation entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.

Section 5.5     Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration, if any, as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.6     Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by contract, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

Section 5.7     Appraisal Rights. No holder of stock of the Corporation shall be entitled to exercise the rights of an objecting stockholder under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the entire Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock or any proportion of the shares thereof, to a particular transaction or all transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Section 5.8     Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

Section 5.9     Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

ARTICLE VI

STOCK

Section 6.1

(a) Authorized Shares. The Corporation has authority to issue 200,000,000 shares of stock, initially consisting of 200,000,000 shares of Common Stock, $0.01 par value per share (“Common Stock”), 70,000,000 of which are classified as Class A Common Stock (the “Class A Common Stock”), 40,000,000 of which are classified as Class C Common Stock (the “Class C Common Stock”), 40,000,000 of which are classified as Class I Common Stock (the “Class I Common Stock”) and 50,000,000 of which are classified as Class L Common Stock (the “Class L Common Stock”). The aggregate par value of all authorized shares of stock having par value is $2,000,000. If shares of one class or series of stock are classified or reclassified into shares of another class or series of stock pursuant to this Article VI, the number of authorized shares of the former class or series shall be automatically decreased and the number of shares of the latter class or series shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes and series that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. A majority of the Board of Directors, without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue. All dividends and distributions shall be made ratably among all shareholders of a particular series (or class thereof) from the assets held with respect to such series according to the number of Shares of such series (or class thereof) held of record by such shareholder on the record date for any dividend or distribution or on the date of termination, as the case may be.

(b) Redesignation of Outstanding Shares. Immediately upon the effectiveness of these Articles of Amendment and Restatement with the Maryland State Department of Assessments and Taxation (the “Effective Time”), each share of the Corporation’s Class R, Class RIA and Class I Common Stock outstanding immediately prior to the Effective Time shall be redesignated as one (1) share of Class A Common Stock, provided however, that any share of the Corporation’s Common Stock outstanding immediately prior to the Effective Time that is held by a person who meets the investor criteria set forth in paragraph (c) below shall immediately convert to one Class I Share.

(c) Criteria for Conversion to Class I Shares. Shares of the Corporation’s outstanding Common Stock shall be converted to Class I Shares for accounts (1) with a minimum account balance of $1 million; (2) invested in the Corporation pursuant to a fee-based program, also known as a wrap account, of investment dealers; or (3) invested in the Corporation through participating broker-dealers or registered investment advisers that have alternative fee arrangements with their clients.

Section 6.2     Common Stock.

(a) Description. Except as may otherwise be specified in the terms of any class or series of Common Stock, each share of Common Stock shall entitle the holder thereof to one vote per share on all matters upon which stockholders are entitled to vote pursuant to Article VI. The Board of Directors may classify or reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

(b) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or any distribution of the assets of the Corporation, such assets or the proceeds thereof shall be distributed among the holders of the Class A Common Stock, the Class C Common Stock, the Class I Common Stock and Class L Common Stock ratably in the same proportion as the respective amounts that would be payable on such Class A Common Stock, Class C Common Stock, Class I Common Stock and Class L Common Stock.

(c) Voting Rights. Except as may be required by the 1940 act or as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Stock, each holder of a share of Common Stock shall vote together with the holders of all other shares of Common Stock entitled to vote, and the holders of the Common Stock shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the stockholders. In the event that the Board of Directors determines that a matter affects only certain of the classes of the Common Stock, only such affected classes shall be entitled to vote on such matter.

(d) Mandatory Declassification. Upon the occurrence or effectiveness of a Listing, all outstanding shares of Class A Common Stock, Class C Common Stock, Class I Common Stock and Class L Common Stock shall automatically be reclassified and converted into identical shares of a single class of Common Stock, and all authorized but unissued shares of each such class shall be automatically reclassified as such single class of Common Stock. The term “Listing” shall mean the listing of the Common Stock on a national securities exchange, but shall not include the listing of the Common Shares on any over-the-counter market or any exchange operated by the OTC Markets Group Inc.

Section 6.3     Preferred Stock. The Board of Directors may classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, in one or more classes or series of preferred stock (“Preferred Stock”).

Section 6.4     Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 6.5     Inspection of Books and Records. A stockholder that is otherwise eligible under applicable law to inspect the Corporation’s books of account, stock ledger, or other specified documents of the Corporation shall have no right to make such inspection if the Board of Directors determines that such stockholder has an improper purpose for requesting such inspection.

Section 6.6     Charter and Bylaws. The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws. The Board of Directors shall have the exclusive power to make, alter, amend or repeal the Bylaws.

ARTICLE VII

AMENDMENTS; CERTAIN EXTRAORDINARY TRANSACTIONS

Section 7.1     Amendments Generally. The Corporation reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation.

Section 7.2     Approval of Certain Extraordinary Actions and Charter Amendments.

(a)     Required Votes. The affirmative vote of the holders of shares entitled to cast at least 80 percent of the votes entitled to be cast on the matter, each voting as a separate class, shall be necessary to effect:

(i)
Any amendment to the Charter of the Corporation to make the Corporation’s Common Stock a “redeemable security” or to convert the Corporation, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);

(ii)	The liquidation or dissolution of the Corporation and any amendment to the Charter of the Corporation to effect any such liquidation or dissolution;

(iii)	Any amendment to Section 5.1, Section 5.2, Section 5.9, Section 7.1 or this Section 7.2;

(iv)
Any merger, consolidation, share exchange or sale or exchange of all or substantially all of the assets of the Corporation that the MGCL requires be approved by the stockholders of the Corporation; and

(v)
Any transaction between the Corporation and a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, or any successor provision), and any person controlling, controlled by or under common control with any such person or member of such group, that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the voting power in the election of directors generally; provided, however, that, if the Continuing Directors (as defined herein), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the Board of Directors, approve such proposal, transaction or amendment, the affirmative vote of the holders of a majority of the votes entitled to be cast shall be sufficient to approve such proposal, transaction or amendment; and provided further, that, with respect to any transaction referred to in (a)(v) above, if such transaction is approved by the Continuing Directors, by a vote of at least two-thirds of such Continuing Directors, no stockholder approval of such transaction shall be required unless the MGCL or another provision of the Charter or Bylaws otherwise requires such approval.

(b)    Continuing Directors. “Continuing Directors” means (i) the directors identified in Section 5.1, (ii) the directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies on the Board is approved by a majority of the directors identified in Section 5.1, who are on the Board at the time of the nomination or election, as applicable, or (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors or successor Continuing Directors, who are on the Board at the time of the nomination or election, as applicable.
Section 7.3    Tender Offers. If any person (except the Corporation) makes a tender offer, including, without limitation, a “mini-tender” offer, such person must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than 5% of the outstanding shares of Common Stock; provided, however, that, unless otherwise required by the Securities Exchange Act of 1934, as amended, such documents are not required to be filed with the SEC. In addition, any such person must provide notice to the Corporation at least 10 Business Days prior to initiating any such tender offer. If any person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant person’s shares of Common Stock and any shares of Common Stock acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the most recently disclosed estimated value per share as determined in accordance with the Corporation’s valuation policy, as such valuation policy is amended from time to time or (ii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the person initiating such Non-Compliant Tender Offer and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased shares of Common Stock to the Corporation. In addition, any person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 7.3, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section 7.3. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 7.3 shall be of no force or effect upon a Listing.
ARTICLE VIII

LIMITATION OF LIABILITY; INDEMNIFICATION AND ADVANCE OF EXPENSES

Section 8.1     Limitation of Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

Section 8.2     Indemnification and Advance of Expenses. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, manager, managing member or trustee of another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

Section 8.3     1940 Act. The provisions of this Article VIII shall be subject to the limitations of the 1940 Act.

Section 8.4     Amendment or Repeal. Neither the amendment nor repeal of this Article VIII, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article VIII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VIII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Third: The amendment to and restatement of the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

Fourth: The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the Charter.

Fifth: The name and address of the Corporation’s current resident agent are as set forth in Article IV of the foregoing amendment and restatement of the Charter.

Sixth: The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the Charter.

Seventh: The total number of shares of stock which the Corporation had authority to issue prior to the foregoing amendment and restatement of the Charter was 200,000,000, of which 180,000,000 were classified as Class R Common Stock, par value $0.01 par value per share, 10,000,000 were classified as Class RIA Common Stock, par value $0.01 par value per share, and 10,000,000 were classified as Class I Common Stock, par value $0.01 par value per share.  The aggregate par value of all authorized shares of stock having par value was $2,000,000.00.

Eighth: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the Charter is 200,000,000, consisting of 70,000,000 shares of Class A Common Stock, $0.01 par value per share, 40,000,000 shares of Class C Common Stock, $0.01 par value per share, 40,000,000 shares of Class I Common Stock, $0.01 par value per share and 50,000,000 shares of Class L Common Stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $2,000,000.00.

Ninth: The undersigned Chief Executive Officer and President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[Signature Page Follows.]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested by its Secretary as of ______________ ___, 2017.

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.

By: ______________________________
Name: M. Grier Eliasek
Title: Chief Executive Officer and President

ATTEST:

By: ______________________________
Name: Brian H. Oswald
Title: Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

Exhibit B
Pathway Capital Opportunity Fund, Inc.
CLASS A SHAREHOLDER SERVICING PLAN

This Shareholder Servicing Plan (the "Plan") is made as of ________, 2017.

WHEREAS, Pathway Capital Opportunity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end investment company that has adopted a fundamental policy pursuant to rule 23c-3 under the 1940 Act to repurchase its shares at periodic intervals (an “interval fund”) and which offers for public sale a series of shares of beneficial interest (the "Shares"); and

WHEREAS, the Fund desires to adopt the Plan pursuant to which Class A Shares of the Fund will pay a shareholder servicing fee in an amount equal to, in total, 0.25% of the average daily net assets of such Class A Shares of the Fund in connection with the servicing of the Shares of the Fund; and

WHEREAS, the Fund intends to enter into Plan agreements ("Shareholder Services Agreements") with the Fund’s distributor, certain financial institutions, broker-dealers, the Fund’s investment adviser and other financial intermediaries ("Authorized Service Providers") pursuant to which the Authorized Service Providers will provide certain administrative shareholder support services to the beneficial owners of certain classes of the Fund's shares;
NOW THEREFORE, the Fund hereby adopts this Plan:
1. Implementation. Any officer of the Fund is authorized to execute and deliver, in the name of the Fund and on behalf of the Fund, written Shareholder Services Agreements with Authorized Service Providers that are record owners of Class A Fund Shares or that have a servicing relationship with the beneficial owners of Class A Shares of the Fund, including the investment adviser to the Fund. In addition, any officer of the Fund's distributor (the "Distributor") is authorized to execute and deliver, in the name of the Fund and on behalf of the Fund, written Shareholder Services Agreements with Authorized Service Providers. Furthermore, the Fund hereby authorizes Distributor to enter into sub-agreements with service providers to provide "Services" as defined below with respect to Distributor's Shareholder Services Agreement with the Fund.

2. Services. Pursuant to the relevant Shareholder Services Agreement, the Authorized Service Provider shall provide to those customers who own Class A Shares of the Fund administrative shareholder support services, not primarily intended to result in the sale of shares of the Fund, as set forth therein and as described in the Fund's prospectus or prospectuses. Administrative shareholder support services include, but are not limited to: (i) responding to customer inquiries of a general nature regarding the Fund; (ii) crediting distributions from the Fund to customer accounts; (iii) arranging for bank wire transfer of funds to or from a customer's account; (iv) responding to customer inquiries and requests regarding Statements of Additional information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (v) forwarding prospectuses, Statements of Additional Information, tax notices and annual and semi-annual reports to beneficial owners of Fund shares; (vi) assisting the Fund in establishing and maintaining shareholder accounts and records; (vii) providing sub-accounting for Fund share transactions at the shareholder level; (viii) forwarding to customers proxy statements and proxies; (ix) determining amounts to be reinvested in the Fund; (x) assisting customers in changing account options, account designations and account addresses, and (xi) providing such other similar services as the Fund may reasonably request to the extent the Authorized Service Provider is permitted to do so under applicable statutes, rules, or regulations (collectively "Services").

3. Compensation. The Fund's shareholder servicing fee shall be an amount equal to a rate of 0.25% on an annualized basis of the average net assets attributable to the Class A Shares of the Fund. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board of Directors of the Fund (the "Board") shall determine. Such fees shall be based upon the Fund's average daily net assets during the preceding month, and shall be calculated and accrued daily. In consideration for Services, the Authorized Service Providers will receive a fee, computed daily and paid monthly in the manner set forth in the respective Shareholder Services Agreements.

4. Effective Date and Termination. This Plan shall not take effect unless it has been approved, by a majority vote, at an in-person meeting (or meetings) called for the purpose of voting on such approval, of: (a) the Board; and (b) those Directors of the Fund who are not an "interested person" of the Fund and have no direct or indirect financial interest in the operation of this Plan or any agreements related thereto (the "Independent Directors"). The Fund may terminate this Plan at any time, without the payment of any penalty, by vote of the Board, by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding voting securities of the Fund.

5. Amendment. The Plan may be amended at any time by the Board of Directors with respect to the Fund, provided that all material amendments to the Plan shall be approved by the Directors in the manner provided herein with respect to the initial approval of the Plan.

6. Reporting. While this Plan is in effect, the Board of Directors shall be provided with a quarterly written report of the amounts expended pursuant to this Plan and the purposes for which the expenditures were made.

7. Recordkeeping. The Fund shall preserve copies of this Plan (including any amendments thereto) and any related agreements and all reports made pursuant to Paragraph 6 hereof for a period of not less than six years from the date thereof, the first two years in an easily accessible place.

8. Limitation of Liability. The Board and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Plan, and Distributor or any other person, in asserting any rights or claims under this Plan, shall look only to the assets and property of the Fund in settlement of any such right or claim, and not to the Board or the shareholders.